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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                    September 18, 2008 (September 18, 2008)


                        ACE MARKETING & PROMOTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
            (State or jurisdiction of incorporation or organization)

                                    000-51160
                            (Commission File Number)

                                   11-3427886
                     (I.R.S. Employer Identification Number)

                  457 ROCKAWAY AVENUE, VALLEY STREAM, NY 11582
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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Item 7.01 REGULATION FD DISCLOSURE.

         Reference is made to the press release appended hereto as Exhibit 99.1.

Item 8.01 OTHER EVENTS.

         The Registrant announced today (see Exhibit 99.1) that its previously filed Registration Statement which registered for resale 936,372 shares of Common Stock and 475,788 shares issuable upon exercise of its Class C Warrants (exercisable at $1.75 per share) will become stale at the close of business on today's date. While investors who had registered securities may not utilize the Registration Statement and its accompanying Prospectus after today's date, the holders of these previously registered securities may sell shares of Common Stock as they become eligible for sale pursuant to Rule 144. Ace intends to file a Post-Effective Amendment to its Registration Statement with the Securities and Exchange Commission to register for resale all shares of Common Stock covered by the original Registration Statement that are not currently eligible for resale (without volume and other restrictions) pursuant to Rule 144(b)(1).


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release dated September 18, 2008, regarding a stale Prospectus that can no longer be used by selling security holders.


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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          ACE MARKETING & PROMOTIONS, INC.


Dated:  September 18, 2008                BY: /s/ Michael D. Trepeta
                                          --------------------------------------
                                          Michael D. Trepeta, President